ADVANCED SERIES TRUST

AST T. Rowe Price Natural Resources Portfolio

Supplement dated June 17, 2013 to the Summary Prospectus and Prospectus each dated April 29, 2013

On or about September 30, 2013, Shawn Driscoll will succeed Timothy E. Parker as the lead portfolio manager to the AST T. Rowe Price Natural Resources Portfolio (Portfolio). Accordingly, all references to Mr. Parker in the Summary Prospectus and Prospectus are hereby deleted as of that date.

The following revisions are hereby made to the Summary Prospectus and Prospectus of the Portfolio:

I.	The following is added to the “Management of the Portfolio” table in the Summary Prospectus and Prospectus:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Shawn Driscoll	Portfolio Manager	September 2013
AST Investment Services, Inc.

II.	The following is added to “How the Fund is Managed – Portfolio Managers” section of the Prospectus:

Shawn Driscoll is a research analyst in the U.S. Equity Division of T. Rowe Price following coal, exploration and production, and mining equipment companies. Mr. Driscoll has portfolio management responsibilities in the firm's US Structured Research Equity Strategy and is a vice president of T. Rowe Price Group, Inc. Mr. Driscoll has nine years of investment experience, six of which have been with T. Rowe Price. Prior to joining the firm in 2006, he was employed by MTB Investment Advisors as an Equity Research Analyst. He also worked for MPower Communications as an information technology project manager. Mr. Driscoll earned a BA in economics and mathematics from the University of Rochester and an MBA in finance and global business from New York University, Leonard N. Stern School of Business.

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